TD Asset Management USA Funds Inc.

TD High Yield Bond Fund

 – Institutional Class (TDHBX)

 – Advisor Class (TDHYX)

SUMMARY PROSPECTUS

June 1, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at www.tdamusa.com/Institutional_Fund_Documents. You can also get this information at no cost by calling 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 31, 2017, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this summary prospectus.

Investment Objective

The TD High Yield Bond Fund (formerly, the TDAM High Yield Bond Fund) (the “High Yield Bond Fund”) seeks to provide high current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Bond Fund.

	Institutional Class	Advisor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%	0.55%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	2.59%	2.58%
Total Annual Fund Operating Expenses	3.14%	3.38%
Fee Waivers and/or Expense Reimbursements(1)	(2.44)%	(2.43)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.70%	0.95%

(1)	TDAM USA Inc., the High Yield Bond Fund’s investment manager (“TDAM”), has contractually agreed to limit the High Yield Bond Fund’s Total Annual Fund Operating Expenses to 0.70% for the Institutional Class and 0.95% for the Advisor Class of the High Yield Bond Fund at least through May 31, 2019. This limit excludes certain expenses, including any Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, other investment-related costs and non-routine expenses. TDAM is entitled to recoup from the High Yield Bond Fund any waivers and/or reimbursements made pursuant to this contractual agreement, provided that such recoupment must occur within two years after the end of the fiscal year during which fees were waived or expenses reimbursed and that such recoupment does not cause the High Yield Bond Fund to exceed the applicable contractual expense limitation that was in effect at the time the fees were waived or expenses reimbursed. This contract may not be terminated before May 31, 2019 unless approved by the High Yield Bond Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the High Yield Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the High Yield Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the High Yield Bond Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$491	$1,200	$3,091
Advisor Class	$97	$567	$1,322	$3,322

Portfolio Turnover

The High Yield Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the High Yield Bond Fund’s performance. During the most recent fiscal year ended January 31, 2017, the High Yield Bond Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the shares or determined whether this summary prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

Principal Investment Strategies

Under normal circumstances, the High Yield Bond Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are, at the time of investment, rated below investment grade (lower than BBB- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Inc. (“Fitch”), or lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), or their unrated equivalents (commonly referred to as “junk bonds” or “high yield” securities). Split rated securities will be considered to have the lower credit rating. For purposes of the High Yield Bond Fund’s 80% policy, “bonds” may include, but are not limited to, corporate bonds, debentures and notes, floating rate senior loans, zero coupon obligations and asset-backed securities. The High Yield Bond Fund’s investments in junk bonds may include distressed securities.

To the extent consistent with its investment objective, the High Yield Bond Fund may invest up to 20% of its net assets in debt securities of foreign issuers or denominated in foreign currency, including emerging market countries. These investments may include bonds of foreign issuers that are issued in the U.S. and are denominated in U.S. dollars (“Yankee bonds”). The High Yield Bond Fund may invest in securities of any rating. Although the High Yield Bond Fund may invest in securities without regard to their maturity, the High Yield Bond Fund’s average weighted maturity is not expected to exceed 10 years. The High Yield Bond Fund may also invest in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, preferred stock, convertible securities and exchange-traded funds (“ETFs”) that provide exposure to high yield bonds. Investments may also be focused from time to time in the consumer discretionary sector and/or other sectors of the fixed income markets.

The High Yield Bond Fund may also invest in derivatives, such as credit default swaps and currency forwards. The High Yield Bond Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer. The High Yield Bond Fund may enter into currency forwards to manage currency exposure.

The High Yield Bond Fund may invest in repurchase agreements and other money market securities, which may be used to serve as collateral for the High Yield Bond Fund’s derivatives investments and/or earn income for the High Yield Bond Fund.

The High Yield Bond Fund’s portfolio is constructed using a “bottom-up” strategy under which TDAM USA Inc., the High Yield Bond Fund’s investment manager (the “Investment Manager” or “TDAM”), follows a methodical risk/return process to find securities that appear undervalued. This means that the Investment Manager makes investment decisions for the High Yield Bond Fund based primarily on fundamental analysis of individual securities in the context of a global macroeconomic environment. Generally, the Investment Manager employs a “buy-and-hold” strategy, meaning that the High Yield Bond Fund will normally invest for the long-term, but may sell a security at any time if the Investment Manager considers the security to be overvalued or otherwise unfavorable.

Principal Risks

As with any mutual fund, you could lose money on your investment in the High Yield Bond Fund, or the High Yield Bond Fund could underperform other investments. An investment in the High Yield Bond Fund is not a deposit of any bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the High Yield Bond Fund may be subject to the following principal risks:

Bond Market Risk — The bond markets as a whole could go up or down (sometimes dramatically). This volatility could affect the value of the investments in the High Yield Bond Fund’s portfolio exposed to bonds or other fixed income securities. In an economic downturn, the ability of issuers of corporate fixed income securities and other securities to service their obligations could be materially and adversely affected.

Credit Risk — Fixed income securities, such as bonds, and derivatives involving a counterparty, are subject to credit risk. This is the risk that the issuer or guarantor of a fixed income security or the counterparty to a derivatives contract will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. The degree of credit risk depends on the issuer’s, guarantor’s or counterparty’s financial condition and on the terms of the fixed income or derivative instrument. Changes in an issuer’s or guarantor’s credit rating or the market’s perception of an issuer’s or guarantor’s creditworthiness also may affect the value of fixed income securities.

High Yield Securities Risk — Fixed income securities rated below investment grade and unrated securities of similar credit quality (commonly referred to as “junk bonds” or “high yield” securities) are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investments in such securities involves substantial risk. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with investment grade securities. The value of high yield securities tends to be very volatile due to such factors as specific corporate developments, interest rate sensitivity, less secondary market activity, and negative perceptions of high yield securities and the junk bond markets generally, particularly in times of market stress.

Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The High Yield Bond Fund will generally not receive interest payments on distressed securities and may incur costs to protect its investments. In addition, distressed securities involve the substantial risk that principal will not be repaid.

Interest Rate Risk — Interest rate risk is the risk that the High Yield Bond Fund’s fixed income securities will decline in value because of increases in market interest rates. Prices of fixed income securities generally decrease when interest rates rise and increase when interest rates decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The High Yield Bond Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed-income securities may be more sensitive to changes in interest rates.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the High Yield Bond Fund may have to reinvest the proceeds in lower yielding securities.

Foreign Securities Risk — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity, foreign withholding taxes, different or less robust government regulation of financial markets and institutions, expropriation or nationalization of the operations of foreign issuers, and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

Foreign Currency Risk — Foreign currency risk is the risk that changes in foreign currency exchange rates may negatively affect the value of the High Yield Bond Fund’s investments denominated in foreign currencies or reduce the returns of the High Yield Bond Fund.

Emerging Markets Risk — While investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, these risks are heightened with respect to investments in emerging market countries, where there is an even greater amount of economic, political and social instability.

Yankee Bonds Risk — Investments in Yankee bonds involve similar risks as investments in the debt obligations of U.S. issuers. See “Credit Risk,” “Bond Market Risk,” and “Liquidity Risk.” Principal and interest on these bonds are payable in U.S. dollars, so there is no direct foreign currency risk for U.S. holders. However, indirect foreign currency risk and other foreign risk factors may apply to the foreign issuers of these bonds, and may therefore affect the market value of these bonds. Foreign risk factors that may apply to Yankee bonds include the possibility of: adverse political and economic developments; foreign withholding taxes; expropriation or nationalization of the operations of foreign issuers; and different or less robust government regulation of foreign financial markets and institutions.

Sector Risk — To the extent that the High Yield Bond Fund focuses its investments on one or more economic sectors, developments affecting companies in that sector or sectors will likely have a magnified effect on the High Yield Bond Fund’s net asset value and total return. In particular, the price and performance of the High Yield Bond Fund’s securities in the consumer discretionary sector are tied closely to the performance of the overall domestic and global economy, interest rates, and consumer confidence, and depend heavily on disposable household income and consumer spending.

Senior Loans Risk — Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions. Senior loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. There may not be an active trading market for certain senior loans and the liquidity of some actively traded loans may be impaired due to adverse market conditions. See “Liquidity Risk.” In addition, transactions in senior loans may settle on a delayed basis. As a result, the proceeds from the sale of senior loans may not be readily available to make additional investments or to meet the High Yield Bond Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the High Yield Bond Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders. Also, because the senior loans in which the High Yield Bond Fund invests are typically rated below investment grade, the risks associated with senior loans are similar to the risks of below investment grade securities. See “High Yield Securities Risk.”

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value form the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Asset-Backed Securities Risk — Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of the High Yield Bond Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Preferred Stock Risk — Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise.

ETF Risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the High Yield Bond Fund could lose money investing in an ETF.

Derivatives Risk — Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The High Yield Bond Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The High Yield Bond Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the High Yield Bond Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The following is a list of certain derivatives in which the High Yield Bond Fund intends to invest and the principal risks associated with each of them:

Forwards — Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the High Yield Bond Fund faces the risk that its counterparties may not perform their obligations. Forward contracts are not regulated by the Commodity Futures Trading Commission (the “CFTC”) and therefore, the High Yield Bond Fund will not receive any benefit of CFTC regulation when trading forwards.

Swaps — Swap agreements involve the risk that the party with whom the High Yield Bond Fund has entered into the swap will default on its obligation to pay the High Yield Bond Fund and the risk that the High Yield Bond Fund will not be able to meet its obligations to pay the other party to the agreement.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the High Yield Bond Fund’s ability to dispose of the underlying securities. The High Yield Bond Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the High Yield Bond Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the High Yield Bond Fund could experience a loss.

Zero Coupon Bonds Risk — Zero coupon bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. Because zero coupon bonds do not pay interest, the value of zero coupon bonds may be more volatile than other fixed income securities and may also be subject to greater interest rate risk and credit risk than other fixed income instruments.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the High Yield Bond Fund from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk — The High Yield Bond Fund may experience heavy redemptions that could cause the High Yield Bond Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Strategy Risk — If the Investment Manager’s strategies do not work as intended, the High Yield Bond Fund may not achieve its investment objective. In addition, because of the High Yield Bond Fund’s emphasis on buying and holding securities, the High Yield Bond Fund may hold various securities through adverse markets without an obligation to sell them.

Performance

The following bar chart and table illustrate the risks of investing in the High Yield Bond Fund. The bar chart shows the Institutional Class’ performance from year to year for up to 10 years. The returns in the bar chart do not reflect the impact of taxes. If the applicable taxes were included, the annual total returns would be lower than those shown. The table compares the High Yield Bond Fund’s performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for the Institutional Class shares only. The after-tax returns for the Advisor Class will vary due to the differences in expenses applicable to that Class. Of course, past performance is not necessarily an indication of how the High Yield Bond Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdassetmanagementusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

High Yield Bond Fund — Institutional Class

Year-to-date return as of 3/31/17: 0.61%

For the period covered by the bar chart, the highest and lowest quarterly returns were 4.79% (for the quarter ended 9/30/16) and -3.64% (for the quarter ended 9/30/15), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/16

High Yield Bond Fund	1 Year	Since Inception (March 21, 2013)
Institutional Class
Return Before Taxes	13.89%	4.47%
Return After Taxes on Distributions	11.70%	2.41%
Return After Taxes on Distributions And Sale of Fund Shares	7.79%	2.45%
Advisor Class
Return Before Taxes	13.76%	4.44%
BofA Merrill Lynch BB-B U.S. High Yield Index (reflects no deduction for expenses, fees or taxes)	14.75%	4.91%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Investment Manager

TDAM USA Inc. is the High Yield Bond Fund’s investment manager.

Portfolio Managers

The name, title, and length of service of the persons who are primarily responsible for the day-to-day management of the High Yield Bond Fund appears in the table below.

Portfolio Manager	Title	Length of Service with the Fund
Gregory Kocik, CFA	Portfolio Manager, TDAM	Since inception
Shawna Millman	Associate Portfolio Manager, TDAM	Since inception

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) all or part of your shares of a Fund on any day that the Fund is open for business (normally any day when the New York Stock Exchange is open). Fund shares cannot be purchased by Federal Reserve wire on Federal Reserve holidays on which wire transfers are restricted. You may sell shares by phone or by mail.

Balance Minimums. Investors wishing to purchase shares directly from a Fund must meet one of the following initial purchase and minimum account balance requirements as applicable to each of the Institutional Class and the Advisor Class:

(1)	For the Institutional Class, either a combined initial purchase and minimum account balance requirement of (i) $1,000,000 per household (by address) across the Institutional Class of shares of the Funds, or (ii) $10,000,000 per household (by address) across the Institutional Class of shares of the Funds and the following funds in the TD Asset Management USA Funds Inc. fund complex: the TD Institutional U.S. Government Fund and the TD Institutional Treasury Obligations Money Market Fund.
(2)	For the Advisor Class, a combined initial purchase and minimum account balance requirement $100,000 per household (by address) across the Advisor Class of shares of the Funds.

The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary. Due to the cost of maintaining smaller accounts, each Fund reserves the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions.

Tax Information

Each Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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